UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2018

Annual Report

to Shareholders

DWS CROCI® Equity Dividend Fund

(formerly Deutsche CROCI® Equity Dividend Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights

28	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
41	Information About Your Fund’s Expenses
43	Tax Information
44	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
54	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS CROCI® Equity Dividend Fund

Letter to Shareholders

Dear Shareholder:

The picture for the economy and markets continues to be positive with corporate fundamentals continuing to be solid, a tight labor market and inflation near the Federal Reserve Bank’s target.

Nevertheless, the fourth quarter of 2018 introduced a level of volatility that investors have not seen in quite a while. That trend continues into the new year, triggered by uncertainty around trade conflicts, the withdrawal of liquidity by central banks, higher interest rates and concerns around European hot spots such as Italy and the United Kingdom.

While these issues bear close watching, our Chief investment Officer (“CIO”) and Chief Economist agree that the markets remain broadly attractive. The rate hike cycle appears to be nearing its end, inflation remains under control and recession is not on the near horizon.

The “Insight” section of our Web site, dws.com, is home to a comprehensive library of market and economic views around current developments, opportunities and emerging risks. We invite you to visit us online often to stay apprised of the market landscape and what it may mean for you.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS CROCI® Equity Dividend Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

DWS CROCI® Equity Dividend Fund returned 6.94% in the 12-month period ended November 30, 2018, outperforming both the 6.27% gain of the S&P 500 Index and the 2.47% average return for the funds in its Morningstar peer group, Large Value.

Investment Process

Portfolio management selects stocks that it believes offer economic value utilizing the CROCI® strategy as the primary factor, among other factors, and will seek above average dividend yield. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real” economic value rather than the “accounting” value of a company’s invested capital, and the economic returns thereof. Portfolio Management employs a U.S.-specific strategy seeking to select approximately the forty best value companies under CROCI® coverage with additional screening on high dividend yield, dividend sustainability and price volatility.

The Fund is reviewed periodically (typically quarterly) and adjusted in accordance with the CROCI® strategy’s rules (re-selecting approximately forty stocks that will make up the fund). Portfolio Management targets low valuation combined with higher dividends and excludes stocks with undesirable characteristics such as, for example, high financial leverage, low cash returns and high volatility.

The U.S. equity market posted a positive 12-month return despite elevated volatility in the autumn. The U.S. economy experienced robust growth, contributing to better-than-expected corporate earnings and fueling hearty investor sentiment from the beginning of the period through the end of September. However, the prospect of slower global

4	|	DWS CROCI® Equity Dividend Fund

growth and additional interest-rate increases by the U.S. Federal Reserve (the Fed) began to raise concerns about the outlook for corporate profits late in the period. Although these developments caused stocks to experience a sharp sell-off in October, the S&P 500 Index nonetheless closed in positive territory on the strength of its earlier gain.

At the style level, growth stocks outperformed value by a wide margin as investors shied away from the more defensive areas of the market. Higher-dividend stocks also lagged for much of the year due to the Fed’s four quarter-point interest rate hikes. The Fed’s actions drove up yields on both U.S. Treasuries and money market instruments, causing the yields on equities to become less attractive on a relative basis. However, the relative performance of dividend payers started to improve in October and November once the market downturn sparked renewed interest in stocks with defensive properties.

Fund Performance

The trends in the broader market were mirrored in the Fund’s relative performance. After lagging the benchmark in late 2017 and the early part of this year, the Fund made up a great deal of lost ground once stocks started to weaken in the autumn. We believe this recovery helps illustrate the merits of our value discipline. Although value stocks had underperformed their growth counterparts by a wide margin for several years, we expected that this trend would ultimately reverse given that the two styles tend to alternate leadership over time. This indeed proved to be the case in October and November, and the Fund benefited in kind.

The Fund was further helped by our emphasis on lower-beta stocks, which generally began to outpace higher-beta equities late in the period — another meaningful reversal from the trend that was in place during 2017 and most of 2018. As of November 30, 2018, the fund’s three-year beta stood at 0.82 (meaning that it was 82% as volatile as the S&P 500 Index in that time). We believe the potential benefit of a lower-volatility portfolio became more evident once investors’ appetite for risk began to wane.

Stock selection was a positive driver of relative performance in the past 12 months, while sector allocations detracted. We generated the majority of the outperformance from selection in the health care, consumer staples, and information technology sectors.

DWS CROCI® Equity Dividend Fund	|	5

Several health care stocks stood out as strong performers, including the pharmaceutical companies Eli Lilly & Co., Merck & Co., Inc., and Pfizer, Inc. After generating flat returns through the first half of the period, all three stocks subsequently surged as investors gravitated to their steady earnings, attractive valuations, and above-average dividends. The medical-device producer Medtronic PLC and the biotechnology company Amgen, Inc. also contributed to the Fund’s results in health care.

Our positive showing in consumer staples largely stemmed from an investment in Keurig Dr Pepper, Inc.,* which was formed from the merger of Dr Pepper Snapple and Keurig Green Mountain. The newly combined entity was bid up by investors in anticipation of higher profits and greater cost savings.

“We	believe the potential benefit of a lower-volatility portfolio, which was obscured throughout the protracted rally in the growth style, became more evident once investors became more risk-averse in the autumn.”

Several aspects of our positioning in information technology contributed, as well. We benefited from having an underweight in Apple, Inc.,* which slid late in the period due to concerns about its growth outlook. We also added value through investments in semiconductor stocks, including Intel Corp.,* KLA-Tencor Corp., and NVIDIA Corp.,* among others. The networking-equipment giant Cisco Systems, Inc.,* was an additional contributor of note.

On the negative side, we lost some ground through stock selection in the industrials sector. Shares of Illinois Tool Works, Inc., steadily declined and finished behind the broader sector on worries the potential impact of protectionist U.S. trade policies. We were also hurt by the weakness in the defense stocks Raytheon Co. and Lockheed Martin Corp. After performing very well through mid-April, the defense sector subsequently came under pressure from rising uncertainty regarding the outlook for government defense spending. Our stock selection in the materials also cost us some relative performance because of weakness in the chemicals producers Eastman Chemical Co. and LyondellBasell Industries NV, both of which were hurt by higher raw-materials costs. In addition, the specialty chemicals company WestRock Co. declined in October following hurricane damage to its Florida facility.

6	|	DWS CROCI® Equity Dividend Fund

The Fund’s sector allocations had an adverse effect on results. We were hurt by having overweight positions in the utilities and consumer staples sectors, both of which were out of favor for much of the year due to their defensive characteristics. In addition, utilities faced the obstacle of having an above-average sensitivity to interest-rate movements. An underweight in the information technology sector was an additional detractor, but an overweight position in health care contributed.

Outlook and Positioning

We believe the Fund’s metrics continue to demonstrate a balance between compelling valuations and positive fundamentals. As of November 30, 2018, the Fund had a price-to-earnings ratio of 14.3 based on one-year forward earnings estimates, versus 16.3x for the S&P 500 Index. The portfolio also compared favorably to the benchmark in terms of its fundamentals, illustrated by its superior return on equity (27.1% vs. 22.2%). While favorable metrics do not necessarily translate to short-term performance, we believe they provide a healthy foundation for longer-term results.

Despite the underperformance for undervalued dividend stocks since the beginning of 2016, we are encouraged that they demonstrated resilience amid the heightened market volatility in the latter part of the period. In our view, the category’s lower return in recent years translates to a greater “margin for safety” in their valuations relative to growth stocks. While the Fund’s value focus has generally been a hindrance since early 2017, we believe it can work to our advantage if the gap between growth and value indeed begins to close. We therefore remain focused on the long-term benefits of value investing. We believe our strategy, which looks beyond traditional metrics to assess companies’ true economic valuations, is positioned to capitalize on the most compelling, longer-term value opportunities in the U.S. market.

*	Stock was no longer held as of November 30, 2018.

DWS CROCI® Equity Dividend Fund	|	7

Portfolio Manager

Di Kumble, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–

Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Senior Portfolio Manager, Head of Tax Managed Equities: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Morningstar Large Value category portfolios invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The average category returns for the one-, five- and 10-year periods ended 11/30/18 were 2.47%, 7.95% and 12.29%, respectively.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index or category.

Beta measures a security’s sensitivity to the movements of the fund’s benchmark or the market as a whole.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

The consumer staples sector represents companies that produce essential items such as food, beverages and household products.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Price-to-earnings (P/E) ratio compares a company’s current share price to its per-share earnings. The CROCI® Economic P/E Ratio is a proprietary measure of company valuation calculated by the CROCI process via the adjustments to and normalizations of reported financial statements, conducted by CROCI’s team of company analysts.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

8	|	DWS CROCI® Equity Dividend Fund

Performance Summary	November 30, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/18
Unadjusted for Sales Charge	6.94%	9.51%	11.75%
Adjusted for the Maximum Sales Charge (max 5.75% load)	0.79%	8.23%	11.09%
S&P 500® Index†	6.27%	11.12%	14.32%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/18
Unadjusted for Sales Charge	6.99%	9.56%	11.86%
Adjusted for the Maximum Sales Charge (max 2.50% load)	4.31%	9.00%	11.58%
S&P 500® Index†	6.27%	11.12%	14.32%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/18
Unadjusted for Sales Charge	6.20%	8.71%	10.92%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	6.20%	8.71%	10.92%
S&P 500® Index†	6.27%	11.12%	14.32%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/18
No Sales Charges	6.62%	9.23%	11.44%
S&P 500® Index†	6.27%	11.12%	14.32%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 11/30/18
No Sales Charges		7.30%	8.72%
S&P 500® Index†		6.27%	9.74%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/18
No Sales Charges	7.17%	9.78%	12.00%
S&P 500® Index†	6.27%	11.12%	14.32%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/18
No Sales Charges	7.21%	9.79%	12.10%
S&P 500® Index†	6.27%	11.12%	14.32%

DWS CROCI® Equity Dividend Fund	|	9

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 8, 2018 are 1.03%, 1.15%, 1.81%, 1.46%, 0.68%, 0.80% and 0.78% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS CROCI® Equity Dividend Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Prior to April 1, 2014, the Fund had a different investment management team that operated with a different investment strategy. Performance prior to April 1, 2014 would have been different if the Fund’s current strategy had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

10	|	DWS CROCI® Equity Dividend Fund

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on March 2, 2015.

†

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
11/30/18	$60.49	$60.50	$60.30	$60.32	$60.55	$60.49	$60.53
11/30/17	$57.53	$57.52	$57.31	$57.39	$57.60	$57.55	$57.57
Distribution Information as of 11/30/18
Income Dividends, Twelve Months	$.98	$.98	$.54	$.83	$1.19	$1.12	$1.13

DWS CROCI® Equity Dividend Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	11/30/18	11/30/17
Common Stocks	100%	100%
Cash Equivalent	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent)	11/30/18	11/30/17
Health Care	20%	14%
Financials	20%	5%
Industrials	18%	17%
Consumer Staples	12%	21%
Materials	10%	3%
Utilities	10%	15%
Information Technology	5%	12%
Consumer Discretionary	5%	13%
	100%	100%

Ten Largest Equity Holdings at November 30, 2018 (26.3% of Net Assets)		Percent
1.	Cummins, Inc.	2.7%
	Designer and manufacturer of diesel engines
2.	Illinois Tool Works, Inc.	2.7%
	Designer and manufacturer of fasteners and components, equipment and consumable systems
3.	Merck & Co., Inc.	2.7%
	Global pharmaceutical company
4.	KLA-Tencor Corp.	2.6%
	Developer, manufacturer and marketer of automated image processing systems
5.	WestRock Co.	2.6%
	Provider of consumer and corrugated packaging solutions
6.	PACCAR, Inc.	2.6%
	Provider of machinery services
7.	ManpowerGroup, Inc.	2.6%
	Provider of temporary and permanent placement services
8.	Amgen, Inc.	2.6%
	Developer, manufacturer and marketer of human therapeutics
9.	Eli Lilly & Co.	2.6%
	Producer of pharmaceuticals
10.	Bristol-Myers Squibb Co.	2.6%
	Producer of diversified pharmaceuticals and other products

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

12	|	DWS CROCI® Equity Dividend Fund

Investment Portfolio	as of November 30, 2018

	Shares	Value ($)
Common Stocks 99.5%
Consumer Discretionary 4.9%
Distributors 2.4%
Genuine Parts Co.	250,267	25,955,191
Household Durables 2.5%
Garmin Ltd.	406,840	27,119,954

Consumer Staples 12.0%
Beverages 5.1%
Coca-Cola Co.	546,858	27,561,643
PepsiCo, Inc.	225,585	27,507,835

		55,069,478
Food Products 2.3%
The JM Smucker Co.	237,093	24,778,589
Household Products 2.5%
Procter & Gamble Co.	286,639	27,090,252
Tobacco 2.1%
Altria Group, Inc.	409,329	22,443,509

Financials 19.8%
Banks 15.1%
BB&T Corp.	537,835	27,483,368
Huntington Bancshares, Inc.	1,880,431	27,435,488
JPMorgan Chase & Co.	240,775	26,771,772
KeyCorp	1,497,258	27,459,712
M&T Bank Corp.	160,776	27,172,752
Wells Fargo & Co.	489,713	26,581,622

		162,904,714
Capital Markets 2.6%
State Street Corp.	374,369	27,336,425
Consumer Finance 2.1%
Synchrony Financial	879,552	22,850,761

Health Care 20.3%
Biotechnology 5.0%
Amgen, Inc.	134,136	27,933,822
Gilead Sciences, Inc.	367,417	26,431,979

		54,365,801
Health Care Equipment & Supplies 2.5%
Medtronic PLC	276,191	26,936,908

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	13

	Shares	Value ($)
Pharmaceuticals 12.8%
Bristol-Myers Squibb Co.	518,369	27,712,007
Eli Lilly & Co.	234,859	27,863,672
Johnson & Johnson	183,312	26,928,533
Merck & Co., Inc.	363,712	28,856,910
Pfizer, Inc.	580,576	26,840,028

		138,201,150
Industrials 17.7%
Aerospace & Defense 4.6%
Lockheed Martin Corp.	80,931	24,314,100
Raytheon Co.	142,023	24,902,313

		49,216,413
Electrical Equipment 2.5%
Eaton Corp. PLC	355,076	27,319,547
Machinery 8.0%
Cummins, Inc.	196,730	29,718,034
Illinois Tool Works, Inc.	208,116	28,938,530
PACCAR, Inc.	455,373	28,333,308

		86,989,872
Professional Services 2.6%
ManpowerGroup, Inc.	344,445	27,962,045

Information Technology 5.0%
IT Services 2.3%
International Business Machines Corp.	200,579	24,925,952
Semiconductors & Semiconductor Equipment 2.7%
KLA-Tencor Corp.	289,165	28,500,103

Materials 10.0%
Chemicals 4.9%
Eastman Chemical Co.	329,917	26,004,058
LyondellBasell Industries NV “A”	286,397	26,723,704

		52,727,762
Containers & Packaging 2.6%
WestRock Co.	604,600	28,482,706
Metals & Mining 2.5%
Nucor Corp.	444,233	26,836,116

Utilities 9.8%
Electric Utilities 5.0%
Eversource Energy	398,299	27,219,753
NextEra Energy, Inc.	147,190	26,745,895

		53,965,648

The accompanying notes are an integral part of the financial statements.

14	|	DWS CROCI® Equity Dividend Fund

	Shares	Value ($)
Multi-Utilities 4.8%
DTE Energy Co.	220,231	26,370,460
Public Service Enterprise Group, Inc.	454,152	25,387,097

		51,757,557
Total Common Stocks (Cost $972,993,163)		1,073,736,453

Cash Equivalent 0.3%
DWS Central Cash Management Government Fund, 2.24% (a) (Cost $3,475,963)	3,475,963	3,475,963

	% of Net Assets	Value ($)
Total Investments Portfolio (Cost $976,469,126)	99.8	1,077,212,416
Other Assets and Liabilities, Net	0.2	2,154,700

Net Assets	100.0	1,079,367,116

A summary of the Fund’s transactions with affiliated investments during the year ended November 30, 2018 are as follows:

Value ($) at 11/30/2017	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 11/30/2018	Value ($) at 11/30/2018
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.12% (a) (b)
—	—	—	—	—	3,337	—	—	—
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 2.24% (a)
3,633,610	120,818,486	120,976,133	—	—	99,426	—	3,475,963	3,475,963
3,633,610	120,818,486	120,976,133	—	—	102,763	—	3,475,963	3,475,963

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (c)	$1,073,736,453	$—	$—	$1,073,736,453
Short-Term Investment	3,475,963	—	—	3,475,963
Total	$1,077,212,416	$—	$—	$1,077,212,416

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	|	DWS CROCI® Equity Dividend Fund

Statement of Assets and Liabilities

as of November 30, 2018

Assets
Investments in non-affiliated securities, at value (cost $972,993,163)	$1,073,736,453
Investment in DWS Central Cash Management Government Fund (cost $3,475,963)	3,475,963
Foreign currency, at value (cost $62)	51
Receivable for Fund shares sold	1,058,328
Dividends receivable	3,513,077
Interest receivable	7,946
Other assets	68,776
Total assets	1,081,860,594

Liabilities
Payable for Fund shares redeemed	967,402
Accrued management fee	538,185
Accrued Directors’ fees	11,991
Other accrued expenses and payables	975,900
Total liabilities	2,493,478
Net assets, at value	$1,079,367,116

Net Assets Consist of
Distributable earnings (loss)	235,087,085
Paid-in capital	844,280,031
Net assets, at value	$1,079,367,116

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	17

Statement of Assets and Liabilities as of November 30, 2018 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($930,684,842 ÷ 15,386,421 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.49
Maximum offering price per share (100 ÷ 94.25 of $60.49)	$64.18
Class T
Net Asset Value and redemption price per share ($11,658 ÷ 192.68 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.50
Maximum offering price per share (100 ÷ 97.50 of $60.50)	$62.05
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($32,288,951 ÷ 535,431 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.30
Class R
Net Asset Value, offering and redemption price per share ($1,767,959 ÷ 29,309 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.32
Class R6
Net Asset Value, offering and redemption price per share ($3,251,211 ÷ 53,695 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.55
Class S
Net Asset Value, offering and redemption price per share ($63,103,129 ÷ 1,043,115 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.49
Institutional Class
Net Asset Value, offering and redemption price per share ($48,259,366 ÷ 797,276 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.53

The accompanying notes are an integral part of the financial statements.

18	|	DWS CROCI® Equity Dividend Fund

Statement of Operations

for the year ended November 30, 2018

Investment Income
Income:

Dividends	$30,597,489
Income distributions — DWS Central Cash Management Government Fund	99,426
Securities lending income, net of borrower rebates	3,337
Total income	30,700,252
Expenses:

Management fee	6,567,748
Services to shareholders	1,408,166
Distribution and service fees	3,052,511
Custodian fee	14,794
Professional fees	172,657
Reports to shareholders	158,009
Registration fees	109,381
Trustees’ fees and expenses	56,442
Other	66,968
Total expenses before expense reductions	11,606,676
Expense reductions	(10,172)
Total expenses after expense reductions	11,596,504
Net investment income	19,103,748

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	119,483,805
Change in net unrealized appreciation (depreciation) on:
Investments	(67,807,534)
Net gain (loss)	51,676,271
Net increase (decrease) in net assets resulting from operations	$70,780,019

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	19

Statements of Changes in Net Assets

	Years Ended November 30,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$19,103,748	$19,032,720
Net realized gain (loss)	119,483,805	101,488,084
Change in net unrealized appreciation (depreciation)	(67,807,534)	87,263,706
Net increase (decrease) in net assets resulting from operations	70,780,019	207,784,510
Distributions to shareholders:
Class A	(15,005,794)	(15,567,026)
Class T	(188)	(90)*
Class C	(949,201)	(1,314,701)
Class R	(24,260)	(31,600)
Class R6	(17,123)	(3,491)
Class S	(1,161,363)	(1,061,673)
Institutional Class	(750,878)	(671,271)
Total distributions	(17,908,807)	(18,649,852)**
Fund share transactions:
Proceeds from shares sold	162,925,637	99,195,123
Reinvestment of distributions	16,921,904	17,595,853
Payments for shares redeemed	(287,384,896)	(225,598,605)
Net increase (decrease) in net assets from Fund share transactions	(107,537,355)	(108,807,629)
Increase (decrease) in net assets	(54,666,143)	80,327,029
Net assets at beginning of year	1,134,033,259	1,053,706,230
Net assets at end of period	$1,079,367,116	$1,134,033,259 ***

*	For the period from June 5, 2017 (commencement of operations of Class T) to November 30, 2017.

**	Includes distributions from net investment income.

***	Includes distributions in excess of net investment income of $14,552,280.

The accompanying notes are an integral part of the financial statements.

20	|	DWS CROCI® Equity Dividend Fund

Financial Highlights

	Years Ended November 30,
Class A	2018	2017	2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$57.53	$48.38	$43.59		$46.79	$42.20
Income (loss) from investment operations:
Net investment income[a]	1.05	.95	.91		.79	.90
Net realized and unrealized gain (loss)	2.89	9.13	4.76		(3.02)	4.50
Total from investment operations	3.94	10.08	5.67		(2.23)	5.40
Less distributions from:
Net investment income	(.98)	(.93)	(.88)		(.97)	(.81)
Net asset value, end of period	$60.49	$57.53	$48.38		$43.59	$46.79
Total Return (%)[b]	6.94	21.04	13.17	[c]	(4.79)[c]	12.94	[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	931	910	847		829	1,007
Ratio of expenses before expense reductions (%)	1.03	1.03	1.17		1.16	1.17
Ratio of expenses after expense reductions (%)	1.03	1.03	1.07		1.11	1.09
Ratio of net investment income (%)	1.81	1.82	2.01		1.74	2.03
Portfolio turnover rate (%)	69	58	55		64	132

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	21

	Year Ended November 30,	Period Ended
Class T	2018	11/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$57.52	$53.26
Income (loss) from investment operations:
Net investment income[b]	1.08	.48
Net realized and unrealized gain (loss)	2.88	4.26
Total from investment operations	3.96	4.74
Less distributions from:
Net investment income	(.98)	(.48)
Net asset value, end of period	$60.50	$57.52
Total Return (%)[c]	6.99	8.96	d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	11
Ratio of expenses before expense reductions (%)	.98	1.15	*
Ratio of expenses after expense reductions (%)	.98	1.04	*
Ratio of net investment income (%)	1.85	1.80	*
Portfolio turnover rate (%)	69	58	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to November 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

22	|	DWS CROCI® Equity Dividend Fund

	Years Ended November 30,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$57.31	$48.20	$43.42	$46.61	$42.03
Income (loss) from investment operations:
Net investment income[a]	.56	.55	.57	.45	.56
Net realized and unrealized gain (loss)	2.97	9.09	4.75	(3.01)	4.49
Total from investment operations	3.53	9.64	5.32	(2.56)	5.05
Less distributions from:
Net investment income	(.54)	(.53)	(.54)	(.63)	(.47)
Net asset value, end of period	$60.30	$57.31	$48.20	$43.42	$46.61
Total Return (%)[b,c]	6.20	20.13	12.34	(5.51)	12.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	124	132	132	158
Ratio of expenses before expense reductions (%)	1.78	1.81	1.93	1.92	1.93
Ratio of expenses after expense reductions (%)	1.77	1.79	1.82	1.86	1.84
Ratio of net investment income (%)	.98	1.05	1.26	.99	1.29
Portfolio turnover rate (%)	69	58	55	64	132

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	23

	Years Ended November 30,
Class R	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$57.39	$48.26	$43.48	$46.67	$42.09
Income (loss) from investment operations:
Net investment income[a]	.88	.81	.79	.67	.73
Net realized and unrealized gain (loss)	2.88	9.12	4.75	(3.00)	4.55
Total from investment operations	3.76	9.93	5.54	(2.33)	5.28
Less distributions from:
Net investment income	(.83)	(.80)	(.76)	(.86)	(.70)
Net asset value, end of period	$60.32	$57.39	$48.26	$43.48	$46.67
Total Return (%)[b]	6.62	20.75	12.89	(5.03)	12.67

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3	4
Ratio of expenses before expense reductions (%)	1.38	1.46	1.52	1.56	1.54
Ratio of expenses after expense reductions (%)	1.31	1.29	1.32	1.36	1.34
Ratio of net investment income (%)	1.53	1.54	1.77	1.49	1.66
Portfolio turnover rate (%)	69	58	55	64	132

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

24	|	DWS CROCI® Equity Dividend Fund

	Years Ended November 30,				Period Ended
Class R6	2018	2017	2016		11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$57.60	$48.40	$43.62		$48.04
Income (loss) from investment operations:
Net investment income[b]	1.48	1.15	1.46		.73
Net realized and unrealized gain (loss)	2.66	9.13	4.32		(4.31)
Total from investment operations	4.14	10.28	5.78		(3.58)
Less distributions from:
Net investment income	(1.19)	(1.08)	(1.00)		(.84)
Net asset value, end of period	$60.55	$57.60	$48.40		$43.62
Total Return (%)	7.30	21.49	13.43	[c]	(7.48	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	3,251	177	152		9
Ratio of expenses before expense reductions (%)	.68	.68	.84		1.18	*
Ratio of expenses after expense reductions (%)	.68	.68	.80		.85	*
Ratio of net investment income (%)	2.54	2.19	3.12		2.14	*
Portfolio turnover rate (%)	69	58	55		64	[d]

[a]	For the period from March 2, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2015.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	25

	Years Ended November 30,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$57.55	$48.39	$43.60	$46.80	$42.21
Income (loss) from investment operations:
Net investment income[a]	1.18	1.09	1.04	.88	1.12
Net realized and unrealized gain (loss)	2.88	9.13	4.74	(3.00)	4.38
Total from investment operations	4.06	10.22	5.78	(2.12)	5.50
Less distributions from:
Net investment income	(1.12)	(1.06)	(.99)	(1.08)	(.91)
Net asset value, end of period	$60.49	$57.55	$48.39	$43.60	$46.80
Total Return (%)[b]	7.17	21.36	13.45	(4.55)	13.21

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	61	43	28	44
Ratio of expenses before expense reductions (%)	.80	.80	.95	.94	.92
Ratio of expenses after expense reductions (%)	.80	.79	.82	.86	.84
Ratio of net investment income (%)	2.03	2.06	2.28	1.95	2.55
Portfolio turnover rate (%)	69	58	55	64	132

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

26	|	DWS CROCI® Equity Dividend Fund

	Years Ended November 30,
Institutional Class	2018	2017	2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$57.57	$48.40	$43.61		$46.81	$42.25
Income (loss) from investment operations:
Net investment income[a]	1.22	1.09	1.03		.94	1.06
Net realized and unrealized gain (loss)	2.87	9.14	4.75		(3.06)	4.45
Total from investment operations	4.09	10.23	5.78		(2.12)	5.51
Less distributions from:
Net investment income	(1.13)	(1.06)	(.99)		(1.08)	(.95)
Net asset value, end of period	$60.53	$57.57	$48.40		$43.61	$46.81
Total Return (%)	7.21	21.38	13.45	[b]	(4.55)[b]	13.20	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	38	30		25	22
Ratio of expenses before expense reductions (%)	.76	.78	.91		.89	.89
Ratio of expenses after expense reductions (%)	.76	.78	.82		.86	.84
Ratio of net investment income (%)	2.09	2.08	2.28		2.07	2.41
Portfolio turnover rate (%)	69	58	55		64	132

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	27

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS CROCI® Equity Dividend Fund (formerly Deutsche CROCI® Equity Dividend Fund) (the “Fund”) is a diversified series of Deutsche DWS Investment Trust (formerly Deutsche DWS Value Series, Inc.) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Massachusetts business trust.

On August 1, 2018, the predecessor of DWS CROCI® Equity Dividend Fund transferred all of its assets and liabilities from DWS CROCI® Equity Dividend Fund, a series of Deutsche DWS Value Series, Inc., a Maryland Corporation, to a new series of Deutsche DWS Investment Trust, while retaining the same fund name.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Effective October 1, 2018, Class T shares closed to new purchases, except in connection with the investment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America

28	|	DWS CROCI® Equity Dividend Fund

(“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

DWS CROCI® Equity Dividend Fund	|	29

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at

30	|	DWS CROCI® Equity Dividend Fund

least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended November 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of November 30, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of November 30, 2018, the Fund had no securities on loan.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted

DWS CROCI® Equity Dividend Fund	|	31

in the United States of America. These differences primarily relate to expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$19,059,491
Undistributed long-term capital gains	115,376,445
Net unrealized appreciation (depreciation) on investments	$100,651,159

At November 30, 2018, the aggregate cost of investments for federal income tax purposes was $976,561,257. The net unrealized appreciation for all investments based on tax cost was $100,651,159. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $133,490,972 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $32,839,813.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2018	2017
Distributions from ordinary income*	$17,908,807	$18,649,852

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is

32	|	DWS CROCI® Equity Dividend Fund

recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended November 30, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $745,834,613 and $851,298,275, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.63%
Next $750 million of such net assets	.60%
Next $1.5 billion of such net assets	.58%
Next $2.5 billion of such net assets	.56%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Next $2.5 billion of such net assets	.51%
Over $12.5 billion of such net assets	.50%

Accordingly, for the year ended November 30, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.61% of the Fund’s average daily net assets.

For the period from December 1, 2017 through March 15, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual

DWS CROCI® Equity Dividend Fund	|	33

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.04%
Class T	1.04%
Class C	1.79%
Class R	1.29%
Class R6	.79%
Class S	.79%
Institutional Class	.79%

For the period from March 16, 2018 through September 30, 2018 and February 28, 2019 for Class T and R shares, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.09%
Class T	1.09%
Class C	1.84%
Class R	1.34%
Class R6	.84%
Class S	.84%
Institutional Class	.84%

Effective October 1, 2018 through September 30, 2019 and February 28, 2019 for Class T and R shares, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.15%
Class T	1.15%
Class C	1.90%
Class R	1.40%
Class R6	.90%
Class S	.90%
Institutional	.90%

34	|	DWS CROCI® Equity Dividend Fund

For the year ended November 30, 2018, fees waived and/or expenses reimbursed for certain classes are as follows:

Class C	$8,982
Class R	1,173
Class S	17
$10,172

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2018
Class A	$328,799	$59,678
Class T	18	3
Class C	25,670	5,644
Class R	83	55
Class R6	124	21
Class S	8,551	1,615
Institutional Class	2,050	370
	$365,295	$67,386

Pursuant to a fund accounting agreement, DIMA is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIMA has delegated certain fund accounting and record-keeping services to State Street Bank and Trust Company. The costs and expenses of such delegation are paid by DIMA. The Fund paid no fee to DIMA for fund accounting and record-keeping services provided under the fund accounting agreement during the period.

In addition, for the year ended November 30, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$715,784
Class C	83,709
Class S	72,285
Class R	3,871
Institutional Class	32,435
$908,084

DWS CROCI® Equity Dividend Fund	|	35

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares, respectively. For the year ended November 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2018
Class C	$689,429	$19,670
Class R	4,206	354
	$693,635	$20,024

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2018	Annual Rate
Class A	$2,128,377	$560,490	.24%
Class T	17	10	.15%
Class C	226,663	20,925	.25%
Class R	3,819	992	.23%
	$2,358,876	$582,417

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2018 aggregated $28,778.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended November 30, 2018, the CDSC for Class C shares aggregated $2,823. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2018, DDI received $704 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing pre-press and certain regulatory filing

36	|	DWS CROCI® Equity Dividend Fund

services to the Fund. For the year ended November 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $19,722, of which $8,234 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended November 30, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $251.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2018.

DWS CROCI® Equity Dividend Fund	|	37

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2018		Year Ended November 30, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,758,393	$103,729,504	999,255	$52,289,451
Class T	—	—	187.94 *	10,011 *
Class C	46,280	2,689,792	99,066	5,111,006
Class R	4,938	287,481	8,362	434,302
Class R6	56,593	3,292,368	393	20,603
Class S	491,951	28,980,733	525,435	27,467,211
Institutional Class	411,962	23,945,759	263,055	13,862,539
		$162,925,637		$99,195,123

Shares issued to shareholders in reinvestment of distributions
Class A	245,203	$14,146,869	282,530	$14,738,587
Class T	4	188	1.67 *	90 *
Class C	16,280	923,328	23,433	1,218,000
Class R	419	24,061	610	31,600
Class R6	296	17,123	66.73	3,491
Class S	19,904	1,150,230	20,077	1,050,920
Institutional Class	11,383	660,105	10,587	553,165
		$16,921,904		$17,595,853

Shares redeemed
Class A	(2,429,611)	$(141,006,932)	(2,968,686)	$(155,671,801)
Class T	—	—	(.18 )*	(10)*
Class C	(1,686,447)	(98,921,884)	(694,069)	(36,356,092)
Class R	(11,890)	(697,286)	(26,839)	(1,388,711)
Class R6	(6,266)	(368,418)	(534)	(29,344)
Class S	(520,790)	(30,029,420)	(378,566)	(19,751,410)
Institutional Class	(282,663)	(16,360,956)	(236,332)	(12,401,237)
		$(287,384,896)		$(225,598,605)

Net increase (decrease)
Class A	(426,015)	$(23,130,559)	(1,686,901)	$(88,643,763)
Class T	4	188	189.43 *	10,091 *
Class C	(1,623,887)	(95,308,764)	(571,570)	(30,027,086)
Class R	(6,533)	(385,744)	(17,867)	(922,809)
Class R6	50,623	2,941,073	(74.27)	(5,250)
Class S	(8,935)	101,543	166,946	8,766,721
Institutional Class	140,682	8,244,908	37,310	2,014,467
		$(107,537,355)		$(108,807,629)

*	For the period from June 5, 2017 (commencement of operations of Class T) to November 30, 2017.

38	|	DWS CROCI® Equity Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Investment Trust and Shareholders of DWS CROCI® Equity Dividend Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS CROCI® Equity Dividend Fund (formerly Deutsche CROCI® Equity Dividend Fund) (the “Fund”) (one of the funds constituting Deutsche DWS Investment Trust (formerly Deutsche Investment Trust)) (the “Trust”), including the investment portfolio, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Investment Trust) at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s

DWS CROCI® Equity Dividend Fund	|	39

internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

January 23, 2019

40	|	DWS CROCI® Equity Dividend Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2018 to November 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS CROCI® Equity Dividend Fund	|	41

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/18	$1,090.20	$1,090.30	$1,086.70	$1,088.40	$1,091.70	$1,091.10	$1,091.60
Expenses Paid per $1,000*	$5.29	$5.03	$8.95	$6.91	$3.67	$4.25	$3.93

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/18	$1,020.00	$1,020.26	$1,016.50	$1,018.45	$1,021.56	$1,021.01	$1,021.31
Expenses Paid per $1,000*	$5.11	$4.86	$8.64	$6.68	$3.55	$4.10	$3.80

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS CROCI® Equity Dividend Fund	1.01%	.96%	1.71%	1.32%	.70%	.81%	.75%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

42	|	DWS CROCI® Equity Dividend Fund

Tax Information	(Unaudited)

For corporate shareholders, 100% of the income dividends (i.e income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended November 30, 2018, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $33,657,000, or the maximum amount allowable under tax law, as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $126,914,000 as capital gain dividends for its year ended November 30, 2018.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS CROCI® Equity Dividend Fund	|	43

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “ Trustees”) approved the renewal of DWS CROCI® Equity Dividend Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

44	|	DWS CROCI® Equity Dividend Fund

Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios,

DWS CROCI® Equity Dividend Fund	|	45

and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board considered that, effective December 1, 2016, DIMA agreed to reduce the Fund’s contractual management fee rate by 0.12% at all breakpoint levels. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available

46	|	DWS CROCI® Equity Dividend Fund

information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that

DWS CROCI® Equity Dividend Fund	|	47

individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Initial Approval of the Advisory Agreement

At a meeting held in May 2018, the Board of Trustees (the “Board”) of Deutsche DWS Investment Trust (the “Trust”) approved the investment management agreement (the “Agreement”) with DWS Investment Management Americas. Inc. (“DIMA”) on behalf of DWS CROCI® Equity Dividend Fund (the “Fund”). The Agreement was approved by the Board in connection with DIMA’s proposal to reorganize the Fund from a series of Deutsche DWS Value Series, Inc. (the “Corporation”) into a series of the Trust (the “Reorganization”) to be completed on or about August 1, 2018. The Board consisted of the same members that made up the Board of the Corporation and both boards are referred to collectively herein as the “Board.” The Board noted that there would be no changes to the investment objective, policies or management fee of the Fund as a result of the Reorganization and considered that the material terms of the Agreement are identical to the terms of the investment management agreement between the Corporation, on behalf of the Fund, and DIMA, which the Board last approved pursuant to a process that concluded in September 2017. Therefore, in approving the Agreement in May 2018, the Board took into account the factors that it considered in the approval of the investment management agreement with the Corporation. The Board also noted that it had begun the process for annual contract renewal and that the Agreement would be considered as part of that process to be completed in September 2018.

Based on the information considered, the Board unanimously determined to approve the Agreement.

48	|	DWS CROCI® Equity Dividend Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)

DWS CROCI® Equity Dividend Fund	|	49

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

50	|	DWS CROCI® Equity Dividend Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—

DWS CROCI® Equity Dividend Fund	|	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

52	|	DWS CROCI® Equity Dividend Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS CROCI® Equity Dividend Fund	|	53

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

54	|	DWS CROCI® Equity Dividend Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and it predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	KDHAX	KDHUX	KDHCX	KDHSX	KDHIX
CUSIP Number	25159G 811	25159G 688	25159G 746	25159G 761	25159G 779
Fund Number	087	1704	387	2387	539

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account asset at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R		Class R6
Nasdaq Symbol	KDHRX		KDHTX
CUSIP Number	25159G 753		25159G 696
Fund Number	1506		1602

DWS CROCI® Equity Dividend Fund	|	55

DCEDF-2

(R-025439-8 1/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CROCI EQuity dividend fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$73,951	$3,500	$7,350	$0
2017	$73,951	$0	$7,350	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing and the above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$470,936	$0
2017	$0	$502,238	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$7,350	$470,936	$513,130	$991,416
2017	$7,350	$502,238	$606,585	$1,116,173

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that EY Stiftung e.V., an affiliate of the EY member firm in Germany, and various other covered persons within EY and its affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS CROCI® Equity Dividend Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/29/2019